UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Tuesday, April 19, 2011
Date of report (Date of earliest event reported)
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other jurisdiction of incorporation or	(Commission	(I.R.S. Employer
organization)	File Number)	Identification No.)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On April 19, 2011, EMS Technologies, Inc. (the “Company”) issued a press release announcing that it has received inquiries from potentially interested acquirers and that its Board of Directors has determined to initiate a formal process to explore strategic alternatives. The Company additionally announced in the press release that in light of the decision to initiate a formal process, its Board of Directors has postponed the 2011 Annual Meeting of Shareholders from May 12, 2011 until June 30, 2011. The press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Press release dated as of April 19, 2011, announcing the decision to explore strategic alternatives and postpone the 2011 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.

Date: April 19, 2011	By:	/s/ Gary B. Shell

Gary B. Shell Senior Vice President, Chief Financial Officer and Treasurer